UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2017

ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16200 Park Row, Suite 300

Houston, Texas, 77084

(Address of principal executive offices, including zip code)

(281) 675-3400

(Registrant’s telephone number, including area code)

KLR Energy Acquisition Corp.

811 Main Street

Houston, Texas, 77002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2017, Rosehill Resources Inc. (formerly known as KLR Energy Acquisition Corp. or the “Company”) entered into a commitment agreement (the “Commitment Agreement”) with KLR Energy Sponsor, LLC (“Sponsor”) and The K2 Principal Fund, L.P. (“K2”), pursuant to which K2 agreed not to redeem 430,000 public shares of Class A common stock of the Company (“Common Stock”) currently owned by K2 in connection with the closing of the proposed business combination (the “Business Combination”) between the Company and Tema Oil and Gas Company (“Tema”) pursuant to the Business Combination Agreement, dated as of December 20, 2016 (the “Business Combination Agreement”).

Pursuant to the Commitment Agreement, the Sponsor agreed, following the closing of the Business Combination, to transfer to K2 37,212 shares of Common Stock (the “K2 Shares”). The K2 Shares will be entitled to customary registration rights.

A copy of the Commitment Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Commitment Agreement is qualified in its entirety by reference thereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 26, 2017, KLR Energy Acquisition Corp. held a special meeting of stockholders at its offices, located at 811 Main Street, 18th Floor, Houston, Texas 77002 (the “Special Meeting”). Present at the Special Meeting were holders of 9,888,354 shares of voting capital stock in person or by proxy, representing 96.64% of the voting capital stock as of March 28, 2017, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Special Meeting; each matter is described in more detail in the Proxy Statement:

1.	To approve and adopt the Business Combination Agreement and the Business Combination (the “Business Combination Proposal”);

2.	To consider and act upon eight (8) separate proposals to amend the Company’s amended and restated certificate of incorporation to:

•	provide for the classification of our board of directors into three classes of directors with staggered terms of office and to make certain related changes;

•	adopt Delaware as the exclusive forum for certain stockholder litigation;

•	enable each of Tema or Sponsor to call a special meeting of stockholders, provided that such person owns 15% or more of the outstanding shares of common stock until the first date on which Tema and Sponsor and their successors and Affiliates cease collectively to beneficially own (directly or indirectly) more than 30% of the outstanding shares of common stock of the Company after the Business Combination, and thereafter preclude such ability;

•	amend the stockholder vote required to remove any or all directors;

•	change the stockholder vote required to amend the Company’s amended and restated certificate of incorporation and bylaws;

•	authorize the establishment of the Class B common stock as a new class of common stock of the Company;

•	authorize an additional 60,000,000 shares of the Company’s Class A common stock, which would increase the Company’s capital stock to include 95,000,000 shares of Class A common stock; and

•	provide for certain additional changes, including changing the post-combination company’s corporate name from “KLR Energy Acquisition Corp.” to “Rosehill Resources Inc.,” revising the waiver regarding corporate opportunities and eliminating certain provisions specific to our status as a blank check company, which our board of directors believes are necessary to adequately address the needs of the post-combination company.

3.	To elect seven (7) directors to serve as Class I, Class II and Class III directors to serve staggered terms on our board of directors until the 2018, 2019 and 2020 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

4.	To approve, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of securities convertible into or exercisable or exchangeable for Class A common stock, in an amount that is more than 20% of the Company’s issued and outstanding Class A common stock and the change of control of the Company in connection with the Business Combination and the PIPE Investment (as defined in the Proxy Statement) (the “NASDAQ Proposal”);

5.	To approve the Rosehill Resources Inc. Long Term Incentive Plan and the material terms thereunder for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Incentive Plan Proposal”);

6.	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the NASDAQ Proposal (the “Adjournment Proposal”).

The voting results for each of these proposals are set forth below.

The number of shares of the Company’s common stock presented for redemption in connection with the Special Meeting was 5,804,404.

1.	Approval of the Business Combination Proposal

For	Against	Abstain
8,858,525	1,026,003	3,826

Based on the votes set forth above, the stockholders (i) approved and adopted the Business Combination Agreement and (ii) approved the Business Combination.

2.	Approval of amendments to current certificate to classify the board of directors

For	Against	Abstain
8,374,618	1,201,182	312,554

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to provide for the classification of the board of directors into three classes of directors with staggered terms of office and to make certain related changes.

3.	Approval of amendments to current certificate to adopt Delaware as the exclusive forum for certain legal actions

For	Against	Abstain
8,392,364	1,183,436	312,554

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to provide that Delaware is the exclusive forum for certain stockholder litigation.

4.	Approval of amendments to current certificate to enable stockholders to call a special meeting of stockholders

For	Against	Abstain
8,374,718	1,200,682	312,954

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to enable stockholders to call a special meeting of stockholders.

5.	Approval of amendments to current certificate to change the stockholder vote required to remove any and all directors and to fill newly created vacancies

For	Against	Abstain
8,326,094	1,249,306	312,954

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to change the stockholder vote required to remove any and all directors and to fill newly created vacancies.

6.	Approval of amendments to current certificate to change the stockholder vote required to amend the certificate and bylaws of the Company

For	Against	Abstain
8,326,494	1,249,306	312,554

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to change the stockholder vote required to amend the certificate and bylaws of the Company.

7.	Approval of amendments to current certificate to authorize the establishment of the Class B Common Stock as a new class of capital stock.

For	Against	Abstain
8,382,364	1,183,439	322,554

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to authorize the establishment of the Class B Common Stock as a new class of capital stock.

8.	Approval of amendments to current certificate to authorize additional shares of Common Stock

For	Against	Abstain
8,392,364	1,183,439	312,554

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s amended and restated certificate of incorporation to authorize an additional 60,000,000 shares of capital stock, which would consist of increasing the post-combination company’s authorized share capital to include 95,000,000 shares of Class A common stock.

9.	Approval of amendments to current certificate in connection with the Business Combination

For	Against	Abstain
8,392,364	1,183,439	312,554

Based on the votes set forth above, the stockholders ratified the amendment to the Company’s amended and restated certificate of incorporation to make certain additional changes, including changing the post-combination company’s corporate name from “KLR Energy Acquisition Corp.” to “Rosehill Resources Inc.” and revising the waiver regarding corporate opportunities, which the board of directors believes are necessary to adequately address the needs of the post-combination company.

10.	Approval of the Director Election Proposal

	Class	For	Against
Gary C. Hanna	Class III	8,843,313	1,045,041
Edward Kovalik	Class I	8,843,313	1,045,041
J. A. (Alan) Townsend	Class I	8,843,313	1,045,041
Frank Rosenberg	Class III	8,843,313	1,045,041
William Mayer	Class III	9,730,234	158,120
Harry Quarls	Class II	9,730,234	158,120
Francis Contino	Class II	9,730,234	158,120

Based on the votes set forth above, each director nominee was duly elected, each Class I director to serve until the post-combination company’s annual meeting of stockholders in 2018, each Class II director to serve until the post-combination company’s annual meeting of stockholders in 2019 and each Class III director to serve until the post-combination company’s annual meeting of stockholders in 2020, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

11.	Approval of the NASDAQ Proposal

For	Against	Abstain
8,408,868	1,183,436	296,050

Based on the votes set forth above, the stockholders approved, for purposes of complying with applicable NASDAQ Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the Business Combination and the PIPE Investment.

12.	Approval of the Incentive Plan Proposal

For	Against	Abstain
8,678,639	887,161	322,554

Based on the votes set forth above, the stockholders approved the Rosehill Resources Inc. Long Term Incentive Plan and the material terms thereunder for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

13.	Approval of the Adjournment Proposal

For	Against	Abstain
7,804,341	2,080,187	3,826

Based on the votes set forth above, the stockholders ratified the decision to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the NASDAQ Proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit Number	Description

10.1	Commitment Agreement, dated April 25, 2017, by and among the Company, Sponsor and K2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rosehill Resources Inc.

Date: April 28, 2017	By:	/s/ J. A. Townsend
	Name:	J. A. Townsend
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Commitment Agreement, dated April 25, 2017, by and among the Company, Sponsor and K2.